Fourth-Quarter 2024
Supplemental Presentation

February 26, 2025

MORNINGSTAR

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “prospects,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar’s business and financial results are in our filings with the SEC, including our most recent Forms 8-K, 10-K, and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law.

In addition, this presentation references non-GAAP financial measures including, but not limited to, organic revenue, adjusted operating income, adjusted operating margin, adjusted operating expense, and free cash flow. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation and in our filings with the SEC, including our most recent Forms 8-K, 10-K and 10-Q.

2 MORNINGSTAR

Q4 24 Financial Performance ($mil)


Revenue
+9.7%
Operating Income
+78.2%
Adjusted
Operating Income*
+7.7%
Free Cash Flow**
+4.6%
23
24
23
24
23
24
23
24
$538.7
$591.0
$94.4
$168.2
$113.0
$121.7
$107.8
$112.8

* Adjusted operating income is a non-GAAP measure and excludes all M&A-related expenses and gains (related to merger, acquisition, and divestiture activity, including earn-outs), intangible amortization, and expenses related to the significant reduction and shift of the Company's operations in China in 2023 (“China transition”). **Free cash flow is a non-GAAP measure and is defined as cash provided by or used for operating activities less capital expenditures. See reconciliation tables in the appendix of this presentation.

3 MORNINGSTAR

2024 Financial Performance ($mil)


Revenue
+11.6%
Operating Income
+110.2%
Adjusted
Operating Income*
+51.2%
Free Cash Flow*
+127.5%
23
24
23
24
23
24
23
24
$2,038.6
$2,275.1
$230.6
$484.8
$326.5
$493.8
$197.3
$448.9

* Adjusted operating income and free cash flow are non-GAAP measures. See reconciliation tables in the appendix of this presentation.

4 MORNINGSTAR

2024 Organic Revenue* Walk ($mil)


$2,038.6
76.0
66.6
43.4
18.4
16.7
18.0
–2.6
$2,275.1
2023 Reported Revenue
Morningstar Credit
PitchBook
Morningstar Data and Analytics
Morningstar Wealth
Morningstar Retirement
Corporate and All Other**
Foreign Currency Adjustments
2024 Reported Revenue

5

* Organic revenue is a non-GAAP measure that excludes acquisitions, divestitures, the impacts of the adoption of new accounting standards or revisions to accounting practices, and the effect of foreign currency translations. The Company's five reportable segment bars represent organic growth and may not match changes in reported revenue. See reconciliation tables in the appendix of this presentation. **Corporate and All Other provides a reconciliation between revenue from our Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenues.

MORNINGSTAR®

Quarterly Revenue Trend: Revenue Type ($mil)


$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
(31.9%) (35.0%) (19.5%) 0.1% 18.0% 27.3% 37.2% 25.9% 25.1%
(8.9%) (6.0%) (1.4%) 10.4% 19.8% 18.2% 25.9% 16.9% 16.4%
14.9% 14.3% 12.2% 10.6% 10.3% 9.9% 7.5% 6.4% 6.8%
2.2% 2.8% 5.1% 9.3% 12.6% 12.9% 13.6% 10.1% 10.6%
Transaction-Based Revenue*
Asset-Based Revenue*
License-Based Revenue*
Consolidated Organic Revenue Trend

6

Bars represent reported revenue. Percentages represent YOY organic revenue growth (decline), which is a non-GAAP measure. *In 2023 and 2024, the Company updated its revenue-type classifications for product areas with more than one revenue type. Prior periods have not been restated to reflect the updated classifications. The calculation of organic revenue growth by revenue type compares quarterly revenue in 2024 and 2023 to respective quarterly revenue in 2023 and 2022, based on the updated classifications; these adjustments are reflected in the Currency and Other line of the reconciliation tables in the appendix of this presentation.

MORNINGSTAR®

Q4 24 Operating Margins


Operating Margin
Adjusted Operating Margin
17.5%
28.5%
21.0%
20.6%
23
24
23
24

Key Drivers:

- Revenue growth was primarily driven by Morningstar Credit and PitchBook. Q4 24 operating income included the impact of a $64.0 million gain on the sale of customer assets from the US Morningstar Wealth Turnkey Asset Management Platform to AssetMark.
- The largest contributors to expense growth were compensation costs*, driven primarily by increased bonus expense due to favorable performance compared to plan targets, depreciation expense, and advertising and marketing costs.

7

Adjusted operating margin is a non-GAAP measure. See reconciliation table in the appendix of this presentation. *During the quarter, the Company updated its definition of compensation costs to incorporate commissions, stock-based compensation, and severance, in addition to salaries, bonus, employee benefits, and payroll taxes, which were all included in the previous definition.

MORNINGSTAR®

Adjusted Operating Income(1) Walk Q4 23 to Q4 24 ($mil)


$113.0
52.3
–1.5
–2.1
–3.5
–6.4
–30.1
$121.7
Q4 23
Change in Revenue
Professional Fees
Travel & Related Activities
Advertising & Marketing
Infrastructure Costs & Other (2)
Compensation (3)
Q4 24

8

(1) Adjusted operating income is a non-GAAP measure and excludes intangible amortization expense, all M&A-related expenses and gains, and items related to the China transition in 2023. See reconciliation table in the appendix of this presentation. Changes in this chart reflect these adjustments and may not match changes in reported expenses. (2) Includes infrastructure costs (including 3rd party contracts with data providers, cloud costs, and SaaS-based software subscriptions), facilities, depreciation/amortization, and capitalized labor. (3) During the quarter, the Company updated its definition of compensation costs to incorporate commissions, stock-based compensation, and severance, in addition to salaries, bonus, employee benefits, and payroll taxes, which were all included in the previous definition.

MORNINGSTAR®

Infrastructure Costs & Other (2) Compensation (3) 2024 Adjusted Operating Income(1) Walk ($mil) (1) Adjusted operating income is a non-GAAP measure and excludes intangible amortization expense, all M&A-related expenses and gains, and items related to the China transition in 2023. See reconciliation table in the appendix of this presentation. Changes in this chart reflect these adjustments and may not match changes in reported expenses. (2) Includes infrastructure costs (including 3rd party contracts with data providers, cloud costs, and SaaS-based software subscriptions), facilities, depreciation/amortization, and capitalized labor. (3) During the quarter, the Company updated its definition of compensation costs to incorporate commissions, stock-based compensation, and severance, in addition to salaries, bonus, employee benefits, and payroll taxes, which were all included in the previous definition. 9 9 2023 Change in Revenue Travel & Related Activities Professional Fees Advertising & Marketing 2024 $326.5 236.5 –1.8 –5.4 –48.1 –10.1–3.8 $493.8 Quarterly Operating Margin Trends Adjusted operating margin is a non-GAAP measure. See reconciliation table in the appendix of this presentation. During the fourth quarter of 2024, operating income included a $64.0 million gain on the sale of US TAMP assets which had a 10.9 percentage point impact on operating margin. 10 10 Revenue vs. Adjusted Operating Expense Growth 11 11 Adjusted operating expense growth is a non-GAAP measure. See reconciliation table in the appendix of this presentation. Headcount Trends 12 12 Headcount represents permanent, full-time employees. As of December 31, 2024, headcount was 11,085.

2024 Cash Flow and Capital Allocation ($mil) 2 $591.6 $448.9 Operating Cash Flow Free Cash Flow Capital Allocation 13 13 ($mil) Debt Repayments, Net 274.4 Capital Expenditures 142.7 Dividends Paid 69.3 Share Repurchases 11.6 Free cash flow, a non-GAAP measure, is defined as cash provided by or used for operating activities less capital expenditures. See reconciliation table in the appendix of this presentation. Morningstar Reportable Segments and Representative Products 14 Morningstar Data and Analytics Provides investors comprehensive data, research and insights, and investment analysis to empower investment decision-making. Morningstar Retirement Offers products to help individuals reach their retirement goals with highly personalized savings and investment advice at the employee level and scalable investment advisory and risk mitigation services at the employer and advisor level. Morningstar Credit Provides investors with credit ratings, research, data, and credit analytics solutions that contribute to the transparency of international and domestic credit markets. Morningstar Wealth Brings together our model portfolios and wealth platforms; practice and portfolio management software for registered investment advisers (RIAs); data aggregation and enrichment capabilities; and our individual investor platform. PitchBook Licensed Data (Morningstar Data) Morningstar Direct Morningstar Advisor Workstation Provides investors with access to a broad collection of data and research covering the private capital markets, including venture capital, private equity, private credit and bank loans, and merger and acquisition (M&A) activities. Investors can also access Morningstar’s data and research on public equities. PitchBook Platform Morningstar Model Portfolios Morningstar.com Morningstar Office Morningstar DBRS Morningstar Credit (Credit data and analytics) Managed Accounts Corporate and All Other* The operating segments of Morningstar Sustainalytics and Morningstar Indexes have been combined and presented as part of Corporate and All Other, which is not a reportable segment. Morningstar Sustainalytics Morningstar Indexes * Morningstar Data and Analytics Q4 24Q4 23 Q4 24 Performance Drivers: Morningstar Direct (+9.3% organic) and Morningstar Data (+4.8% organic) were the primary revenue contributors. Morningstar Direct benefited from growth across geographies. Increases in managed investment (fund) data helped drive Morningstar Data growth, partially offset by continued softness in exchange market data.    Organic revenue, adjusted operating income, and adjusted operating margin are non-GAAP measures. See reconciliation tables in the appendix of this presentation. $192.7 $196.0 15 15 Revenue ($mil) Q4 24Q4 23 $90.4 $85.5 Adjusted Operating Income ($mil) -5.4% 46.9% 43.6% Adj. Operating Margin +1.7% Reported +3.6% Organic Quarterly Segment Product Trends: Morningstar Data and Analytics Morningstar Direct* ($mil) 16 16 Morningstar Data ($mil) Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation. *Morningstar Direct licenses totaled 18,761 as of the end of the fourth quarter of 2024, compared to 18,562 at the end of the prior-year quarter.

Quarterly Segment Product Trends: Morningstar Data and Analytics Morningstar Advisor Workstation ($mil) 17 17 Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation PitchBook Q4 24Q4 23 Q4 24 Performance Drivers: PitchBook revenue increased 12.5% on a reported and 12.7% on an organic basis compared to the prior-year period, as PitchBook platform licensed users grew 16.4%. PitchBook growth drivers were consistent with recent quarters and reflected strength in PitchBook’s core investor and advisor client segments, including venture capital, private equity, and investment banks. This was partially offset by continued softness in the corporate client segment, especially with smaller firms with more limited use cases.    Organic revenue, adjusted operating income, and adjusted operating margin are non-GAAP measures. See reconciliation table in the appendix of this presentation. $144.4 $162.5 18 18 Revenue ($mil) Q4 24Q4 23 $41.4 $48.7 Adjusted Operating Income ($mil) +17.6% 28.7% 30.0% Adj. Operating Margin +12.5% Reported +12.7% Organic Quarterly Segment Product Trends: PitchBook PitchBook Platform and LCD* ($mil) 19 19 Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. *Includes revenue from the PitchBook platform, direct data, and LCD. In quarterly supplemental presentations prior to Q1 2024, the PitchBook product area did not include LCD. PitchBook platform licensed users totaled 125,491 as of the end of the fourth quarter of 2024, compared to 107,840 at the end of the prior-year quarter. License counts reflect active users, including Morningstar active users, as well as legacy LCD clients who have migrated to PitchBook licenses, and are normalized for clients who are currently in the renewal process. The timing of activities, such as user maintenance, user audits, provisioning access, shutting off of users, and updates to the user lists when enterprise clients renew, result in fluctuations in license counts over time. As a result, license growth trends are best assessed on a rolling 12-month basis. Morningstar Credit Q4 24Q4 23 Q4 24 Performance Drivers: Morningstar Credit revenue increased 34.5% on an organic basis compared to the prior-year period, with strength in commercial mortgage-backed securities (CMBS), corporates, and residential mortgage-backed securities (RMBS). The revenue increase was primarily driven by higher revenue from the United States and Canada.   Organic revenue, adjusted operating income, and adjusted operating margin are non-GAAP measures. See reconciliation table in the appendix of this presentation. $61.5 $82.3 20 20 Revenue ($mil) Q4 24Q4 23 $17.9 $20.2 Adjusted Operating Income ($mil)  29.1% 24.5% Adj. Operating Margin +33.8% Reported +34.5% Organic +12.8%

Quarterly Segment Product Trends: Morningstar Credit Revenue by Asset Class ($mil)


$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-35.3%
-30.7%
-15.9%
1.4%
20.0%
27.9%
44.2%
34.0%
34.5%
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Structured Finance Ratings (1)
Fundamental Ratings (2)
Data Licensing Revenue (3)
Consolidated Organic Revenue Trend

Morningstar Credit Q4 24:

- In Q4 24, structured finance ratings, fundamental ratings, and data licensing accounted for 61.8%, 33.1%, and 5.1% of revenue respectively.
- Recurring revenue, which is derived primarily from surveillance, research, and other transaction-related services, represented 37.6% of total Morningstar Credit revenue.

Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. (1) Structured Finance: Asset-Backed Securities, CMBS, RMBS. (2) Fundamental Ratings include Corporate, Financial Institutions, Sovereign, and Other. (3) In quarterly supplemental presentations prior to Q4 23, data licensing revenue was included in "Other" under Fundamental Ratings.

21 MORNINGSTAR®

Quarterly Segment Product Trends: Morningstar Credit Revenue by Geography ($mil)


$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
(15.4%)
(11.2%)
(48.1%)
(3.3%)
6.6%
(48.7%)
(2.2%)
6.5%
(29.7%)
10.3%
1.9%
(2.2%)
27.4%
11.0%
21.7%
13.5%
14.6%
43.0%
27.6%
30.3%
59.9%
19.6%
13.1%
51.7%
6.6%
36.9%
46.2%
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
US
Canada
EMEA

Morningstar Credit Q4 24:

- Organic revenue increased 46.2% in the U.S., primarily due to higher CMBS and RMBS revenue.
- Organic revenue increased 36.9% in Canada, primarily due to higher corporate and CMBS revenue, and 6.6% in EMEA, primarily due to higher corporate ratings revenue.

Bars represent reported revenue. Percentages represent organic revenue growth (decline). Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation.

22 MORNINGSTAR®

Morningstar Wealth

Revenue ($mil)

+6.2% Reported and Organic



Q4 23	Q4 24
$61.2	$65.0

Adjusted Operating Income (Loss) ($mil)


NMF

	Q4 23	Q4 24
	($5.3)	($0.8)
Adj. Operating Margin	(8.7%)	(1.2%)

Q4 24 Performance Drivers:

- Morningstar Wealth revenue increased 6.2% on an organic basis compared to the prior-year period, primarily driven by growth in Investment Management, supported by higher revenue for Morningstar Model Portfolios (also referred to as Morningstar Managed Portfolios).

Organic revenue, adjusted operating income (loss), and adjusted operating margin are non-GAAP measures. Organic revenue excludes platform revenue associated with the US Morningstar Wealth TAMP from the prior-year starting Dec. 1, interim service fees received from AssetMark associated with the sale of customer assets from the US Morningstar Wealth TAMP, and foreign currency impact. Adjusted operating income (loss) excludes the gain on the sale of US Morningstar Wealth TAMP assets, as well as related expenses.

23 MORNINGSTAR®

Quarterly Segment Product Trends: Investment Management ($mil)


$40.0
$30.0
$20.0
$10.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-18.9%
-11.8%
-10.7%
6.9%
16.3%
13.9%
22.0%
13.3%
16.2%
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Investment Management Revenue
YOY Organic Revenue Trend

Investment Management Q4 24:

- Investment Management's revenue increased 16.2% on an organic basis as assets under management (AUMA) increased 12.3% compared with the prior-year period, supported by strong market performance which drove higher asset value.
- Positive net flows to Morningstar Model Portfolios on third-party platforms and to the International Wealth Platform contributed to higher AUMA.

Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation.

24 MORNINGSTAR®

Morningstar Retirement Q4 24Q4 23 Q4 24 Performance Drivers: Morningstar Retirement revenue increased 11.3% on an organic basis compared to the prior-year period as AUMA increased 19.7%. $30.2 $33.6 25 25 Revenue ($mil) Q4 24Q4 23 $14.8 $17.2 Adjusted Operating Income ($mil) +16.2% 49.0% 51.2% Adj. Operating Margin +11.3% Reported and Organic Organic revenue, adjusted operating income, and adjusted operating margin are non-GAAP measures. See reconciliation tables in the appendix of this presentation. Morningstar Retirement Q4 24: AUMA increased 19.7%, reflecting market gains and positive net flows over the trailing 12 months, supported by strong growth in traditional and Advisor Managed Accounts, and custom models. Quarterly Segment Product Trends: Morningstar Retirement ($mil) Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. 26 26 Quarterly Product Trends: Corporate and All Other Morningstar Sustainalytics ($mil) 27 27 Morningstar Indexes ($mil) Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. Appendix

2024 Operating and Free Cash Flow Excluding Certain Items ($mil) Free cash flow is a non-GAAP measure and is defined as cash provided by or used for operating activities less capital expenditures. *Relates to the 2023 termination of the Company’s license agreement with Morningstar Japan K.K. (renamed SBI Global Asset Management). **Includes the operating cash flow impact of contingent consideration payments related to the LCD earn-out payment in 2023. 2024 2023 % Change Cash provided by operating activities $591.6 $316.4 87.0% Capital expenditures (142.7) (119.1) 19.8% Free cash flow $448.9 $197.3 127.5% Items included in cash provided by operating activities Payments related to the Termination Agreement* — 59.9 Non-recurring severance and related costs paid for the China transition and related to merger, acquisition, and divestiture activity 1.8 26.4 Contingent consideration related to acquisitions** — 4.5 Cash provided by operating activities, excluding certain items $593.4 $407.2 45.7% Free cash flow, excluding certain items $450.7 $288.1 56.4% 29 29 Key Product Area Revenue ($mil) 30 30 Organic revenue change is a non-GAAP measure. See reconciliation tables in the appendix of this presentation. *Also includes PitchBook direct data. In quarterly supplemental presentations prior to Q1 2024, the PitchBook product area included the PitchBook Platform and direct data, but not LCD. Q4 24 Q4 23 % Change % Organic Change Morningstar Data and Analytics $196.0 $192.7 1.7% 3.6% Morningstar Data $76.9 $73.3 4.9% 4.8% Morningstar Direct $56.9 $52.0 9.4% 9.3% Morningstar Advisor Workstation $24.9 $25.1 (0.8%) (0.8%) PitchBook $162.5 $144.4 12.5% 12.7% PitchBook Platform and LCD* $159.6 $141.5 12.8% 12.8% Morningstar Credit $82.3 $61.5 33.8% 34.5% Morningstar Wealth $65.0 $61.2 6.2% 6.2% Investment Management $37.3 $32.5 14.8% 16.2% Morningstar Retirement $33.6 $30.2 11.3% 11.3% Corporate and All Other Morningstar Sustainalytics $29.4 $30.4 (3.3%) (3.3%) Morningstar Indexes $22.2 $18.2 22.0% 21.9% 31 31 Historical Segment Performance (1) Corporate and All Other provides a reconciliation between revenue from our Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenues. (2) Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income/loss from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include certain management-related costs that are not considered when segment performance is evaluated. Reconciliation from Reported to Organic Revenue Change by Revenue Type 32 32 Organic revenue is a non-GAAP number. In 2023 and 2024, the Company updated its revenue-type classifications for product areas with more than one revenue type. Prior periods have not been restated to reflect the updated classifications. The calculation of organic revenue growth by revenue type compares quarterly revenue in 2024 and 2023 to respective quarterly revenue in 2023 and 2022 based on the updated classifications; these adjustments are reflected in the Currency and Other line.

Reconciliation from Reported to Organic Revenue Change by Revenue Type 33 33 Organic revenue is a non-GAAP number. In 2023 and 2024, the Company updated its revenue-type classifications for product areas with more than one revenue type. Prior periods have not been restated to reflect the updated classifications. The calculation of organic revenue growth by revenue type compares quarterly revenue in 2024 and 2023 to respective quarterly revenue in 2023 and 2022 based on the updated classifications; these adjustments are reflected in the Currency and Other line. Reconciliation from Reported to Organic Revenue Change by Product Area 34 34 Organic revenue is a non-GAAP measure. Reconciliation from Reported to Organic Revenue Change by Product Area 35 35 Organic revenue is a non-GAAP measure. *Also includes PitchBook direct data. In quarterly supplemental presentations prior to Q1 2024, the PitchBook product area included the PitchBook Platform and direct data, but not LCD. Reconciliation from Reported to Organic Revenue Change by Product Area 36 36 Organic revenue is a non-GAAP measure.

37 37 Reconciliation from Reported to Organic Revenue Change by Segment Organic revenue is a non-GAAP measure. Reconciliation from Consolidated Adjusted Operating Income to Consolidated Operating Income ($mil) 38 38 Adjusted operating income is a non-GAAP measure. (1) Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income/loss from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include certain management-related costs that are not considered when segment performance is evaluated. (2) Excludes finance lease amortization expense. (3) Reflects non-recurring expenses related to merger, acquisition, and divestiture activity such as pre-deal due diligence, transaction costs, severance, and post-close integration costs. (4) Reflects gain on sale of customer assets from the US Morningstar Wealth TAMP. (5) Reflects costs associated with the significant reduction of the Company's operations in Shenzhen, China and the shift of work related to its global business functions to other Morningstar locations. Reconciliation from Operating Margin to Adjusted Operating Margin 39 39 Adjusted operating margin is a non-GAAP measure. Reconciliation from Total Operating Expenses to Adjusted Operating Expense ($mil) 40 40 Adjusted operating expense is a non-GAAP measure.